Exhibit 99.22

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-M

KEY PERFORMANCE FACTORS
DECEMBER, 1998



        Expected B Maturity                                       12/15/06


        Blended Coupon                                          5.6048%



        Excess Protection Level
          3 Month Average  5.78%
          December, 1998  5.97%
          November, 1998  5.58%
          October, 1998  5.78%


        Cash Yield                                  18.74%


        Investor Charge Offs                        4.98%


        Base Rate                                   7.79%


        Over 35 Day Delinquency                     4.96%


        Seller's Interest                           10.83%


        Total Payment Rate                          13.62%


        Total Principal Balance                     $ 41,270,703,888.09


        Investor Participation Amount               $ 500,000,000.00


        Seller Participation Amount                 $ 4,468,784,369.60